Exhibit 21
                                 To Form 10-KSB
                      For the year ended December 31, 2003

Subsidiaries of Cornerstone Ministries Investments, Inc.:

                                     State of        Name under which
       Subsidiary                 Incorporation       doing business
       ----------                 -------------       --------------
Wellstone Communities, Inc.          Georgia      Wellstone Communities, Inc.
Wellstone Financial Group, LLC       Georgia      Wellstone Financial Group, LLC